UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )  Filed by the Registrant  Filed by a Party other than the Registrant Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material under §240.14a–12 ROLLINS, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required.  Fee paid previously with preliminary materials.  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

To the Shareholders of ROLLINS, INC. Notice is hereby given that the Annual Meeting of Shareholders of Rollins, Inc., for Stockholders as of March 1, 2024, will be held on April 23, 2024, at 12:30 p.m. (local time) at 2170 Piedmont Road, N.E., Atlanta, GA 30324 for the following purposes: 1. To elect four Class II director nominees to serve as directors of the Company until our 2027 annual meeting of shareholders, or until their successors are duly elected and qualified; 01 Gary W. Rollins 02 P. Russell Hardin 03 Dale E. Jones 04 Pamela R. Rollins 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and NOTE: To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment of the meeting. The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposal 2. ROLLINS, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 23, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Rollins, Inc. 2023 Annual Report and 2024 Proxy Statement, which includes a proxy card, are available at www.viewproxy. com/ ROL/2024 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 9, 2024, to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. INTERNET TELEPHONE E-MAIL The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and permanent delivery preference for future meetings may be requested by one of the following methods AT NO CHARGE TO YOU: Go to www.viewproxy.com/ROL/2024. Have the 11-digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials. This is not a ballot. You cannot use this notice to vote your shares in Rollins, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. CONTROL NO.

ROLLINS, INC. 2170 Piedmont Road, N.E. Atlanta, GA 30324 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: • The Rollins, Inc. 2023 Annual Report and 2024 Proxy Statement, which includes a proxy card. HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit http://www.viewproxy.com/ROL/2024 Request and Receive a Paper or E-Mail Copy: By Internet: http://www.viewproxy.com/ROL/2024 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include “Rollins, Inc.” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. VOTING METHODS Via Internet: Go to http://www.AALvote.com/ROL. Have your 11-digit control number available and follow the prompts. No other personal information is necessary to vote. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card. Via Mail: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. In Person: You may vote your shares in person at the 2024 Annual Meeting on April 23, 2024, at 12:30 p.m. (local time) at the Rollins, Inc. Corporate Offices at 2170 Piedmont Road, N.E., Atlanta, GA 30324. If you wish to attend the 2024 Annual Meeting, please follow the instructions in the materials and bring this notice and proper identification with you to the 2024 Annual Meeting.